UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 4, 2009

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Conditions

Item 7.01	Other Events

Item 9.01	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1:	Press release entitled “Altair Nanotechnologies Reports Second Quarter 2009 Financial Results.”

EX. 99.2:	Press release entitled “Altairnano Assigns Renazorb™ and Renalan™ Patents to Spectrum Pharmaceuticals.”

EX. 99.2:	Press release entitled “Altairnano to Provide Proterra with Battery Modules for Electric Buses.”

Item 2.02	Results of Operations and Financial Conditions

On August 5, 2009, Altair Nanotechnologies Inc. (the "Company") issued a press release dated August 6, 2009 entitled “Altair Nanotechnologies Reports Second Quarter 2009 Financial Results” reporting financial results for the second quarter ended June 30, 2009. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this item 2.02.

The Company will hold a conference call to discuss its second quarter 2009 results on Thursday, August 6, 2009 at 11:00 a.m. Eastern Daylight Time (EDT). Shareholders and members of the investment community are invited to participate in the conference call. The dial-in number for both U.S. and international callers is +1 719-457- 2631. Please dial in to the conference five minutes before the call is scheduled to begin. Ask the operator for the Altair Nanotechnologies call.

An audio replay of the conference call will be available from 2:00 p.m. EDT, Thursday, August 6, 2009 until Midnight EDT, Monday, August 17, 2009. It can be accessed by dialing +1 719-457-0820 and entering conference number 7181544.

The information in this Current Report  (including exhibits 10.1 and 99.2) shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific  reference in such a filing.

The information in this Report on Form 8K (including the exhibits) shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific  reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On August 5, 2009 Altair issued a press release announcing signing of an Amended and Restated Agreement with Spectrum Pharmaceuticals Inc..  A copy of the press release is furnished as Exhibit 99.2 to this Current Report.

On August 6, 2009 Altair issued a press release announcing signing of Product Purchase Agreement with Proterra LLC.  A copy of the press release is furnished as Exhibit 99.3 to this Current Report.

The information in Item 7.01 of this Report (including exhibits  99.2 and 99.3) shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Altair Nanotechnologies, Inc. dated August 6, 2009 entitled “Altair Nanotechnologies Reports Second Quarter 2009 Financial Results.”

99.2	Press release issued by Altair Nanotechnologies, Inc. dated August 6, 2009 entitled “Altairnano Assigns Renazorb™ and Renalan™ Patents to Spectrum Pharmaceuticals.”

99.23	Press release issued by Altair Nanotechnologies, Inc. dated August 6, 2009 entitled “Altairnano to Provide Proterra with Battery Modules for Electric Buses.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.
Dated: August 6, 2009	By	/s/ John Fallini
John Fallini, Chief Financial Officer